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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 1998
                                                (January 4, 1999)
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                            KRANZCO REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)

            Maryland                 1-11478           23-2691327
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  (State or Other Jurisdiction     (Commission       (IRS Employer
        of Incorporation)         File Number)     Identification No.)

  128 Fayette Street, Conshohocken, Pennsylvania         19428
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     (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code (610) 941-9292
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On January 4, 1999 Kranzco Realty Trust ("Kranzco") issued a press release announcing that it is terminating the previously announced offer to exchange $8,000,000 of convertible subordinated notes for 80% of the issued and outstanding stock of New America Network, Inc. ("NAI").

     The press release also stated that Kranzco would make a $1,000,000 investment in NAI for a minority ownership interest in NAI common stock, and will enter into an Intercompany Agreement with NAI.

     A copy of the Press Release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits

99   Press Release of Kranzco Realty Trust dated January 4, 1999.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 4, 1999

                              KRANZCO REALTY TRUST



                              By:/s/ Norman M. Kranzdorf
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                                   Name:     Norman M. Kranzdorf
                                   Title:    Chief Financial Officer

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                                EXHIBIT INDEX



  99      Press Release of Kranzco Realty Trust dated January 4, 1999.